OPPENHEIMER ETF TRUST

OPPENHEIMER ESG REVENUE ETF

Supplement dated June 4, 2018 to the
Summary Prospectus dated October 27, 2017

This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”), a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Summary Prospectus.

1.	The seventh paragraph of the section titled “Principal Investment Strategies” is deleted in its entirety and replaced by the following:

The Underlying Index is calculated and maintained by S&P Dow Jones Indices (the 'Index Provider“), which is unaffiliated with the Fund and the investment adviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. Since the Manager owns the Underlying Index, it may be deemed a creator and sponsor of the Underlying Index.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

June 4, 2018	PS2480.004